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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                 FORM 8-K



                               CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 18, 1997
                                                         ------------------



                             ARGOSY GAMING COMPANY
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            (Exact name of Registrant as specified in its charter)



         Delaware                  0-21122                 37-1304247
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     (State or other       (Commission File Number)      (IRS Employer
     jurisdiction of                                     Identification
      incorporation)                                         Number)


   219 Piasa Street, Alton, Illinois                         62002
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(Address of principal executive offices)                   (Zip Code)



                                (618) 474-7500
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               (Registrant's telephone number, including area code)



                                       N/A
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            (Former name or former address, if changed since last report)



                        Exhibit Index Appears at Page 4
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                              ARGOSY GAMING COMPANY



ITEM 5.  OTHER EVENTS
---------------------

   Incorporated by reference is the press release issued by the Registrant on September 15, 1997, a copy of which is attached hereto and made a part hereof.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

  (c)    Exhibits.

         The Exhibit listed on the accompanying Exhibit Index is filed as a part of this Report and is incorporated herein by reference.

                                       2
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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ARGOSY GAMING COMPANY
                                   a Delaware corporation

Date: September 18, 1997      By:  /s/ Dale R. Black
                                   ---------------------------------
                                   Name:  Dale R. Black
                                   Title: Vice President-Corporate Controller

                                       3
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                              INDEX TO EXHIBITS


                                                                 SEQUENTIALLY
                                                                NUMBERED PAGES
                                                                WHERE ATTACHED
                                                                   EXHIBITS
EXHIBIT NO.                  DESCRIPTION                         ARE LOCATED
----------                   -----------                        --------------

99               Press Release dated September 15, 1997                5
                 of the Registrant

                                       4